Exhibit 99.1



ONE nuclear

Energy Solutions Developer, Owner and Operator
Fast-Track Gas and Advanced Nuclear Power

August 2026

Disclaimer & Forward-Looking Statements

This presentation (together with oral statements made in connection herewith, this "Presentation") and information, including financial information, contained herein are subject to change, are provided for informational purposes only with regards to Hennessy Capital Investment Corp. VII (the "SPAC") and/or One Nuclear Energy LLC ("ONE Nuclear" or the "Company," and together with the SPAC "we," "our," or "us") in connection with the proposed business combination and related transactions (the "Proposed Business Combination") pursuant to the Business Combination Agreement among the SPAC, ONE Nuclear, and Solis Merger Sub LLC (the "Business Combination Agreement"). By reviewing or reading this Presentation, you will be deemed to have acknowledged and agreed to the statements, obligations and restrictions set out below. This Presentation supersedes and replaces all previous oral or written communications between the parties hereto relating to the subject matter hereof. This Presentation is not intended to create any legal obligations on the part of the SPAC or the Company, and each of the SPAC, the Company, and their respective affiliates expressly disclaims any and all liability that may be based on any information or errors in this Presentation or any omissions from this Presentation.

No Offer or Solicitation

This Presentation shall not constitute a "solicitation" as defined in Section 14 of the Securities Exchange Act of 1934, as amended. This Presentation shall not constitute an offer to sell or exchange, the solicitation of an offer to buy or a recommendation to purchase, any securities, or a solicitation of any vote, consent or approval, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale may be unlawful under the laws of such jurisdiction. No offering of securities in the Business Combination shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom.

Information in this Presentation

No representations or warranties, express or implied, are given in, or in respect of, this Presentation. To the fullest extent permitted by law, in no circumstances will the SPAC or ONE Nuclear, or any of their respective subsidiaries, shareholders, members, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents (including the internal economic models), its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. Some of the information contained herein has been obtained from third-party sources. Neither the SPAC nor ONE Nuclear has independently verified the data obtained from these sources and cannot assure you of the data's accuracy or completeness. References to third-parties in this Presentation do not imply endorsement or incorporation by reference. Recipients of this Presentation are not to construe its contents, or any prior or subsequent communications from or with the SPAC, ONE Nuclear, or their respective representatives as investment, legal or tax advice. In addition, this Presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of the SPAC, ONE Nuclear, or the Proposed Business Combination. Recipients of this Presentation should each make their own evaluation of ONE Nuclear and the Proposed Business Combination and of the relevance and adequacy of the information and should make such other investigations as they deem necessary. This Presentation is based on the economic, regulatory, market and other conditions as in effect on the first date this Presentation is distributed. It should be understood that subsequent developments may affect the information contained in this Presentation, which neither the Company, SPAC, nor any of their respective directors, officers, members, partners, employees, affiliates, agents, advisors or representatives is under an obligation to update, revise or affirm.
Certain examples and case studies referenced in this Presentation relate to the Company and its team members. Any historical performance or prior transactions involving the Company or its personnel are not indicative of future results, which may vary significantly.
References to trademarks, trade names, or service marks of other entities are for informational purposes only. These may appear without the ® or ™ symbols for convenience, but such usage does not imply any affiliation with, or endorsement by, the respective trademark holders. The SPAC and its sponsor do not claim any rights to these marks and fully respect the intellectual property rights of their respective owners.

Forward-Looking Statements

This Presentation contains forward-looking statements, including but not limited to statements regarding ONE Nuclear's and Hennessy VII's expectations, beliefs, intentions, strategies, and projections. All statements other than statements of historical facts contained in this Presentation are forward-looking statements. These statements are based on current expectations and assumptions and are subject to risks and uncertainties that could cause actual results to differ materially. Words such as "anticipate," "believe," "expect," "intend," "may," "plan," "project," "should," "will," and similar expressions are intended to identify forward-looking statements, though not all forward-looking statements contain these identifying words, and the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements include, without limitation, ONE Nuclear's management team's expectations concerning the outlook for its business, productivity, plans, growth and capital investments, operational and cost performance, revenue generation, development timelines, potential generation capacities of specific sites, regulatory outlook, future market conditions, success of strategic relationships, developments in the capital and credit markets, expected future financial performance, as well as demand for nuclear energy and the economic outlook for the nuclear energy industry.

Forward-looking statements speak only as of the date of this Presentation and are based on ONE Nuclear's and Hennessy VII's current beliefs and assumptions. ONE Nuclear and Hennessy VII undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law. Actual results may differ materially due to various risks and uncertainties, including but not limited to: (1) the risk that the proposed business combination (the "Business Combination") may not be completed in a timely manner or at all, which may adversely affect the price of Hennessy VII's securities; (2) the failure to satisfy the conditions to the consummation of the Business Combination, including the adoption of the definitive agreements related to the Business Combination (the "Business Combination Agreement") by the shareholders of Hennessy VII and the receipt of certain regulatory approvals; (3) market risks; (4) the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement; (5) changes in transaction structure of the Business Combination due to regulatory or legal requirements; (6) the ability to meet listing standards; (7) the effect of the announcement or pendency of the Business Combination on ONE Nuclear's business relationships, performance, and business generally; (8) failure to realize anticipated benefits from the Business Combination; (9) the outcome of any legal proceedings that may be instituted against ONE Nuclear or Hennessy VII related to the Business Combination or the Business Combination Agreement; (10) ONE Nuclear's ability to execute on its business plan and to develop and maintain key strategic relationships and enter into definitive agreements in connection therewith; (11) competition in ONE Nuclear's industry; (12) transaction-related costs; (13) the risk that changes in laws or regulations adversely affect ONE Nuclear's business plans and operations; (14) adverse economic or competitive conditions; (15) the level of redemptions by Hennessy VII shareholders in connection with the Business Combination; (16) the risk that ONE Nuclear may not be able to successfully develop its exclusive sites or other sites and the commercial viability of any such site; (17) the risk that ONE Nuclear will be unable to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all; and (18) other risks and uncertainties described in Hennessy VII's Annual Report on Form 10-K for the year ended December 31, 2025, which was filed with the U.S. Securities and Exchange Commission ("SEC") on March 6, 2026, and other filings with the SEC, including the registration statement on Form S-4 (the "Registration Statement"), the Proxy Statement (as defined below) and other relevant materials filed with the SEC in connection with the Business Combination from time to time. The foregoing list is not exhaustive, and there may be additional risks that neither Hennessy VII nor ONE Nuclear presently knows or that Hennessy VII and ONE Nuclear currently believe are immaterial. ONE Nuclear and Hennessy VII caution you against placing undue reliance on forward-looking statements, which reflect current beliefs and are based on information currently available as of the date a forward-looking statement is made.

Disclaimer & Forward-Looking Statements *(cont.)*

Use of Projections

This Presentation contains projected operational and financial information, including revenue, pipeline opportunities and capacity, individual site capacities, and site economics, including revenue, costs, profit, profit margin, EBITDA, EBITDA margin and cash flow with respect to ONE Nuclear. Such projected financial information constitutes forward-looking information, is for illustrative purposes only, and should not be relied upon as necessarily being indicative of future results. The projected financial information presented in this Presentation was developed exclusively for internal analysis and illustrative purposes. It was not prepared in accordance with Generally Accepted Accounting Principles (GAAP), the rules and regulations of the SEC, or the standards of the American Institute of Certified Public Accountants.

The assumptions and estimates underlying such projected financial information are inherently uncertain and are subject to a wide variety of significant business, market, regulatory, economic, competitive and other risks and uncertainties. Please refer to the "Forward-Looking Statements" disclaimer earlier in this Presentation and the "Risk Factors" section at the end for further context. Actual results may differ materially from the results contemplated by the financial forecast information contained in this Presentation and the inclusion of such information in this Presentation should not be regarded as a representation by any person that the results reflected in such forecasts will be achieved. Neither the SPAC nor ONE Nuclear intends to or undertakes any obligation to update or otherwise revise the projected financial information to reflect circumstances existing after the date when made or to reflect the occurrence of future events in the event that any or all of the assumptions underlying the projected financial information are no longer valid. Accordingly, they should not be viewed as "guidance" of any sort.

ONE Nuclear's Commercial Agreements are Non-Binding

This Presentation contains descriptions of certain non-exclusive, key business relationships of ONE Nuclear, including with Rolls-Royce, Black & Veatch, FutureWorx, and other business partners. These descriptions are based on the ONE Nuclear management team's discussions with such counterparties, the terms of certain existing non-binding collaboration agreements with such counterparties, and the latest available information and estimates as of the date of this Presentation. In each case, such descriptions are subject to negotiation and execution of definitive agreements with such counterparties, which have not been completed as of the date of this Presentation. As a result, such descriptions of key business relationships of ONE Nuclear, including with Rolls-Royce and Black & Veatch, remain subject to change, and there can be no assurance that definitive agreements with such business partners will be executed or, if executed, that the terms of such definitive agreements will not vary materially from those described herein.

Participants in the Solicitation

Hennessy VII, ONE Nuclear and their respective directors, executive officers and other members of management and employees may, under the rules of the SEC, be deemed to be participants in the solicitations of proxies from Hennessy VII's shareholders in connection with the Business Combination. For more information about the names, affiliations and interests of Hennessy VII's directors and executive officers, please refer to Hennessy VII's Annual Report on Form 10-K filed with the SEC on March 6, 2026, and the Registration Statement, Proxy Statement and other relevant materials filed with the SEC in connection with the Business Combination from time to time. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, which may, in some cases, be different than those of Hennessy VII's shareholders generally, are included in the Registration Statement and the Proxy Statement. Shareholders, potential investors and other interested persons should read the Registration Statement and the Proxy Statement carefully before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

Important Information for Investors and Shareholders

In connection with the Business Combination, Hennessy VII has filed with the SEC the Registration Statement, which includes a prospectus with respect to the securities to be issued in connection with the Business Combination and a proxy statement to be distributed to holders of Hennessy VII's ordinary shares in connection with Hennessy VII's solicitation of proxies for the vote by Hennessy VII's shareholders with respect to the Business Combination and other matters described in the Registration Statement (the "Proxy Statement"). The SEC declared the Registration Statement effective on August 3, 2026 and Hennessy VII has filed the definitive Proxy Statement with the SEC and will be mailing copies to shareholders of Hennessy VII as of July 31, 2026, the record date to vote on the Business Combination.

This Presentation does not contain all the information that should be considered concerning the Business Combination and is not a substitute for the Registration Statement, Proxy Statement or for any other document that Hennessy VII filed or may file with the SEC. Before making any investment or voting decision, investors and security holders of Hennessy VII and ONE Nuclear are urged to read the Registration Statement and the Proxy Statement, and any amendments or supplements thereto, as well as all other relevant materials filed or that will be filed with the SEC in connection with the Business Combination as they become available because they will contain important information about ONE Nuclear, Hennessy VII and the Business Combination.

Investors and security holders will be able to obtain free copies of the Registration Statement, the Proxy Statement and all other relevant documents filed or that will be filed with the SEC by Hennessy VII through the website maintained by the SEC at www.sec.gov. In addition, the documents filed by Hennessy VII may be obtained free of charge from Hennessy VII's website at https://www.hennessycapital7.com or by directing an email request to info@hennessycapitalgroup.com. The information contained on, or that may be accessed through, the websites referenced in this Presentation is not incorporated by reference into, and is not a part of, this Presentation.

ONE nuclear









ONE Nuclear's mission is to deliver solutions to meet rapidly growing energy demand with a fast-to-market and fully integrated platform to develop, own and operate utility-scale natural gas and advanced nuclear power generation

Macro Tailwinds Driving Behind-the-Meter Power Demand

2,060 GW
U.S. Interconnector Queue Backlog
(LBNL "Queued Up" 2026 Edition)

~2x -3x
Domestic Data Center Power Demand by 2028
(DOE, Dec 2024)

~4+ Years
Average Grid Connection Lead Time (LBNL "Queued Up" 2026

Selected headlines reinforcing the structural demand thesis for behind-the-meter power generation

EIA (JAN 2026)
Strongest four-year growth in U.S. electricity demand since 2000, fueled by data centers

REUTERS
U.S. power demand surge from data centers could lift fossil fuel generation as grid lags behind

FORTUNE
241 GW of data centers in the pipeline – a 159% increase – but only a third under active development

POLITICO / E&E NEWS
AI power demand creates 'high likelihood, high impact' risks to grid reliability nationwide

WALL STREET JOURNAL
Battery makers pivot from stalling EV market to grids and data centers as storage demand surges

WHITE HOUSE
'Bring Your Own Power' – seven major hyperscalers sign ratepayer protection pledge for self-supplied energy

BLOOMBERG
Google signs 20-year power purchase agreement to secure dedicated energy for Michigan data center

REUTERS
Meta contracts massive nuclear power supply to meet escalating AI data center energy requirements

DATACENTERDYNAMICS
500MW nat gas + carbon capture + BESS integrated solution expected to launch for mission-critical data centers

WASHINGTON POST
The answer to AI's power problem? Free markets. Smart policy choices—in this case, forcing AI companies into a truly free market, without subsidies

Source: EIA, DOE, Reuters, Bloomberg, WSJ, Fortune, POLITICO, public company announcements

Integrated Develop-Own-Operate Model with Strategic Relationships

ONE nuclear

ONE Nuclear's goal is to deliver GW scale fast-track and competitive baseload power solutions, thereby creating a platform for reliable nuclear SMR powered energy parks to grow with customers, sites and technologies

Scope of Services

Gas Power Technologies

mtu – A Rolls-Royce solution

SMR Technologies

- Design
- Manufacturing
- Installation

Gen III+

Rolls-Royce SMR, Westinghouse, GE VERNOVA

Gen IV

X-energy, TerraPower

Training & Operations

Specialists developing training and operations services

QNI Advanced Nuclear Solutions

Integrated Develop-Own-Operate Model



Develop
Own
Operate
Energy Park Site Cash Flows
ONE nuclear

Scope of Services

Sites

Assistance in access to advantaged sites for Energy Parks

CUSHMAN & WAKEFIELD

Offtakers

Specialized team to optimize open market sales and wholesale trading

Global Integrated Energy Leader

Program Management & EPC Activity

Project planning, control and performance, engineering, procurement and Construction

BLACK & VEATCH

Note: ONE Nuclear's relationships identified herein range from preliminary discourse to definitive agreements

Priority Pipeline – First 2 Development Sites



Industrials
AI
Utilities
75 + Candidate Sites under evaluation
Top 10 Priority Sites
First 2 sites
Sustainable Energy Fuels
Defense
Data Centers

1. East Texas [1]
2. New Mexico [2]



1
2
HQ

#1 East Texas [1]

Development site of ~1,600 acres for up to 1GW gas by 2028, with 2GW nuclear SMRs by 2034 supporting regional energy resilience

#2 New Mexico [2]

Development site of ~6,000 acres to 1GW capacity as the exclusive gas developer with expansion potential to 10 GW,

1. ONE Nuclear has entered into MOU agreements for exclusive access in order to perform further studies; there is no assurance that definitive agreements will be executed. See "ONE Nuclear's Commercial Agreements are Non-Binding" on Slide 3.
2. ONE Nuclear has entered into a letter of intent with regional development partners for 1 GW of natural gas power generation, with exclusivity for up to 10 GW. There is no assurance that definitive agreements will be executed. See "ONE Nuclear's Commercial Agreements are Non-Binding" on Slide 3.

Note: Represents ONE Nuclear management's current priority sites for targeted development

Seasoned Team Experienced in Leading Complex Energy Ventures

ONE nuclear

Management



Richard Taylor
Co-Founder, Chairman,
Chief Executive Officer

bp KOKO



Robert Carilli
Co-Founder,
Chief Strategy Officer

Bankers Trust
MERRILL A BANK OF AMERICA COMPANY



Kevin Dowd
Co-Founder,
Chief Operating Officer

Berkeley Square Capital LLC
NEXPAK



Ann Anthony
Chief Financial Officer

OPAL



Coen Weddepohl
Chief Investment Officer

Man GREENCOAT RENEWABLES energyRe



Christopher Hansmeyer
Chief Development Officer

Amino SUSTAINABILITY GROUP
lightsourcebp
Abengoa Solar

Independent Directors



Elizabeth S. Williams
Director
– Strategy and Governance

ABB
MAERSK
TENNECO



Daniel J. Hennessy
Director
– Finance and Capital Markets

HENNESSY CAPITAL
innventure
DASEKE
NRC
chs capital



Kyle Crowley
Director
– Utility, M&A and Nuclear

exelon
Constellation
J.P.Morgan
LEHMAN BROTHERS



Darryl Willis
Director
– Energy and Digital Infrastructure

Microsoft
Google
bp

Advisory Board



Joseph Gruters
Advisor
– Government Relations

Senate State of Florida
Republican National Committee



Chris LaCivita
Advisor
– Government Relations

FP1
Republican National Committee



Margo Black
Advisor
– Insurance

Swiss Re
Munich RE
sedgwick



Slater Baylis
Advisor
– Government Relations

THE ADVOCACY PARTNERS
FLORIDA STATE UNIVERSITY



Dr. Robert Hayes
Advisor
– Nuclear Engineering

NC STATE UNIVERSITY
SRNL



ONE nuclear

Energy Solutions Developer, Owner and Operator
Fast-Track Gas and Advanced Nuclear Power

August 2026